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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 Current Report

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

 Date of Report (Date of earliest event reported): June 30, 2005 (June 30, 2005)

                        PERICOM SEMICONDUCTOR CORPORATION
             (Exact name of registrant as specified in its charter)

                                   California
                 (State or other jurisdiction of incorporation)

                0-27026                             77-0254621
       (Commission File Number)        (I.R.S. employer identification No.)

                             3545 North First Street
                           San Jose, California 95134
           (Address of Principal Executive Office, Including Zip Code)

                                 (408) 435-0800
              (Registrant's telephone number, including area code)

                                 Not applicable
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17CFR 240.13e-4(c))

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ITEM 1.01 MATERIAL DEFINITIVE AGREEMENT

On June 30, 2005, Pericom Semiconductor Corporation (the "Company") announced that its Board of Directors has approved accelerating the vesting of unvested and out-of-the-money stock options awarded to employees and officers under its stock option plans that had exercise prices greater than $10.00. The unvested options to purchase approximately 397,000 shares became exercisable as a result of the vesting acceleration.

Options held by non-employee directors are excluded from the vesting acceleration. Also, to prevent unintended benefits to executive officers, restrictions will be imposed on shares received through the exercise of accelerated options held by those individuals. Those restrictions will prevent the sale of any shares received from the exercise of an accelerated option prior to the earlier of the original vesting date of the option or the individual's termination of employment.

The purpose of the accelerated vesting is to enable Pericom Semiconductor Corporation to avoid recognizing in its income statement compensation expense associated with these options in future periods, upon adoption of FASB 123(R) (Share-Based Payment) in July 2005. The charge to the income statement to be avoided amounts to approximately $2.3 million on a pre-tax basis over the course of the original vesting period, of which approximately $1.2 million occurs in the first fiscal year, $0.7 million in the second fiscal year, and $0.4 million in the third fiscal year.

The press release issued on June 30, 2005 by the Company is attached hereto as
Exhibit 99.1.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

       (c)   Exhibits.

             99.1 Press release, dated as of June 30, 2005, titled "Pericom Semiconductor Announces Accelerated Vesting of Stock Options".

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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                               PERICOM SEMICONDUCTOR CORPORATION
                                               (Registrant)

Date:  June 30, 2005                           By: /s/ Michael D. Craighead
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                                                   Michael D. Craighead
                                                   Chief Financial Officer

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